SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549

                           FORM 8-K
                           --------

        Current Report Pursuant to Section 13 or 15(d) of
                   The Securities Act of 1934



        Date of Report (Date of earliest event reported)

                        July 16, 1997
        ------------------------------------------------


                       Geo Petroleum, Inc.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


   California            0-20915           33-0328958
   -----------------     -------------     -------------------
   (State or other       (Commission       (I.R.S. Employer
   jurisdiction          File Number)      Identification No.)
   of incorporation)


   501 Deep Valley Drive, Suite 300
   --------------------------------

   Rolling Hills Estates, CA                         90274
   ---------------------------------------------------------
   (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code
                          310-265-0721
                          -------------

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(Former name or former address, if changed since last report.)

                       Geo Petroleum, Inc.


Item 5 Other Events



GEO PETROLEUM, INC. (SYMBOL: GOPL) REPORTS RAPID EXPANSION OF
DISPOSAL SERVICES

     Rolling Hills Estates, July 16, 1997: Geo Petroleum, Inc. (Symbol: GOPL), an independent oil and gas development and exploration company based in Rolling Hills Estates, California, announced today that it expects its waste disposal and environmental services business (Geo Disposal Services) to expand rapidly to approximately $80,000 per month in revenues by September 1997. This growth is a result of obtaining new service contracts from several large oil companies and a gas utility. Geo will use its high-capacity injection wells to dispose of oil tank bottoms and wastewater generated by its customers' oil and gas field operations.

     The largest new contracts are with Chevron Corporation (Symbol: CHV) subsidiaries Chevron USA Production Company and Chevron USA Land and Development Company; Pacific Enterprises (Symbol: PET) subsidiary Southern California Gas Company; and Advanced Environmental, Inc. Geo also has new contracts with several large independent oil and gas producers. Before entering into contracts with Geo, each large company and agency conducts intensive environmental audits of Geo's facilities and employees' training. Geo has passed each of the audits. Three new audits are now being conducted, including one by the largest oil company in the United States.

     Geo has also recently received government agency approval of its facilities and methods of disposal. The California Division of Oil, Gas, and Geothermal Resources (DOGGR), the California Department of Fish and Game - OSPR, and the City of Huntington Beach are now disposing of wastes at Geo's Oxnard site.

     Safe Harbor for Forward-Looking Statements: Except for historical information contained herein, the statements in this news release are forward-looking statements that are made pursuant to the safe harbor provisions of the Private
Securities
Litigation Reform Act of 1995.

     Forward-looking statements involve known and unknown risks and uncertainties which may cause the Company's actual results in the future periods to differ materially from forecasted results. These risks and uncertainties include, among things, volatility of oil prices, product demand, market competition, risk inherent in the Company's international operations, imprecision of reserve estimates and the Company's ability to replace and expand oil and gas reserves. These and other risks are described in the Company's Annual Report on Form 10KSB and other filings with the Securities and Exchange Commission.

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Geo Petroleum, Inc.
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Registrant
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GERALD T. RAYDON
-----------------------------
GERALD T. RAYDON
(PRESIDENT)